Exhibit 10.15

AMENDED AND RESTATED VOTING AGREEMENT

This AMENDED AND RESTATED VOTING AGREEMENT (the “Agreement”) is made and entered into as of July 15, 2009, by and among RPX Corporation, a Delaware corporation (the “Company”), the holders of the Company’s Series A Preferred Stock (the “Series A Stock”), Series A-1 Preferred Stock (the “Series A-1 Stock”) and Series B Preferred Stock (the “Series B Stock” and collectively with the Series A Stock and Series A-1 Stock, the “Preferred Stock”), listed on the Schedule of Investors attached as Schedule A hereto (together with any subsequent investors, or transferees, who become parties hereto as “Investors” pursuant to Section 19 below, the “Investors”), and the holders of Common Stock of the Company (the “Founders”) listed on the Schedule of Founders attached as Schedule B hereto. The Company, the Founders and the Investors are individually referred to herein as a “Party” and are collectively referred to herein as the “Parties.” The Company’s Board of Directors is referred to herein as the “Board.”

WITNESSETH:

WHEREAS, the Company and certain of the Investors have entered into that certain Series B Preferred Stock Purchase Agreement dated as of July 1, 2009 (the “Purchase Agreement”), which provides for, among other things, the purchase by the Investors of shares of the Series B Stock;

WHEREAS, the Company, the holders of Series A Stock and Series A-1 Stock, and the Founders have previously entered into that certain Voting Agreement dated as of August 12, 2008 (the “Prior Agreement”) and desire to amend and restate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights created under the Prior Agreement; and

WHEREAS, to induce the Investors to enter into the Purchase Agreement and purchase shares of Preferred Stock thereunder, the Company and the Founders desire to enter into this Agreement with such Investors;

NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Agreement to Vote. Each Investor hereby agrees on behalf of itself and any transferee or assignee of any shares of voting securities of the Company, to hold all of such shares registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of such shares, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote the Investor Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement. Each Founder hereby agrees on behalf of itself and any transferee or assignee of any shares of voting securities of the Company, to hold all of such shares and any other securities of the Company acquired by such Founder in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the “Founder Shares,” and together with the “Investor Shares,” the “Shares”) subject to, and to vote the Founder Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement.

2. Board Size. Subject to Section 3(a) below, the holders of Shares shall vote at a regular or special meeting of stockholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set and remain at seven (7) directors (the “Board Size”).

3. Election of Directors.

(a) In any election of directors of the Company, the Parties shall each vote at any regular or special meeting of stockholders (or by written consent) such number of Shares then owned by them (or as to which they then have voting power) as may be necessary to elect three (3) directors nominated by the holders of a majority of the then outstanding shares of Common Stock held by the Founders (the “Common Directors”), who shall initially be John Amster, Geoffrey T. Barker and Eran Zur; provided, however, that the number of directors elected pursuant to this Section 3(a) shall be reduced by one (1) director for each Founder whose service to the Company as an employee or consultant is terminated; provided further, however, that the number of Common Directors elected pursuant to this Section 3(a) shall in no event be reduced below one (1). In the event the number of Common Directors is reduced pursuant to the terms of this Section 3(a), the Board Size shall likewise be reduced by the same number of directors and the Investors and the Founders each hereby agree to vote at any regular or special meeting of stockholders (or by written consent) such number of voting securities of the Company then owned by them (or as to which they then have voting power) as may be necessary to amend this Agreement to appropriately reflect such decrease in the Board Size.

(b) In any election of directors of the Company, the Parties shall each vote at any regular or special meeting of stockholders (or by written consent) such number of Shares then owned by them (or as to which they then have voting power) as may be necessary to elect as the “Preferred Directors,” as that term is defined in the Amended and Restated Certificate of Incorporation of the Company (as amended from time to time, the “Restated Certificate”), (i) one (1) director nominated by KPCB Holdings, Inc. or its affiliates (“KPCB”), who shall initially be Randy Komisar, (ii) one (1) director nominated by Charles River Ventures, LLC or its affiliates (“CRV”), who shall initially be Izhar Armony, and (iii) one (1) director nominated by Index Ventures Growth I (Jersey), L.P. or its affiliates (“Index”), who shall initially be Giuseppe Zocco (collectively, the “Preferred Directors”).

(c) In any election of directors of the Company, the holders of shares of Common Stock and holders of shares of Preferred Stock (on an as-converted to Common Stock basis), voting together as a class, shall have the right to elect one (1) director (the “Mutual Director”). The Parties shall each vote at any regular or special meeting of stockholders (or by written consent) such number of Shares then owned by them (or as to which they then have voting power) as may be necessary to elect a Mutual Director that is approved by a majority of the Common Directors then in office and a majority of the Preferred Directors then in office.

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4. Removal. Any director of the Company may be removed from the Board in the manner allowed by law and the Restated Certificate and Bylaws, but with respect to a director designated pursuant to subsections 3(a), 3(b) and 3(c) above, only upon the vote or written consent of the stockholders entitled to designate such director. In the event that any Party or Parties entitled to designate a director pursuant to Section 3 above shall notify the Company of a desire to remove or change from the Board the incumbent director who occupies the Board seat that such Party or Parties are entitled to designate, the Company shall take such reasonable actions as are necessary to facilitate such removals and/or elections, including, without limitation, soliciting the votes of the appropriate stockholders, and the Parties shall vote their Shares to cause: (a) the removal from the Board of the director so designated for removal; and (b) the election to the Board of any new designee so designated.

5. Certificate of Incorporation. In the event that the Company has determined that it is necessary to increase the number of authorized but unissued shares of Common Stock to a number of shares sufficient to provide for the conversion of all outstanding shares of Preferred Stock in accordance with the terms of the Restated Certificate, each Party to this Agreements agrees to vote its Shares in favor of an amendment to the Restated Certificate that effects such increase in the number of authorized shares of Common Stock.

6. Legend on Share Certificates. Each certificate representing any Investor Shares or Founder Shares shall be endorsed by the Company with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE ISSUER), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

7. Covenant of the Company. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company.

8. No Liability for Election of Recommended Directors. Neither the Company, the Founders, the Investors, nor any officer, director, stockholder, partner, employee or agent of any such Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Company’s Board by virtue of such Party’s execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.

9. Grant of Proxy. Upon the failure of any Party to vote their Investor Shares or Founder Shares, as applicable, in accordance with the terms of this Agreement within five (5) days of its receipt (as determined pursuant to Section 13 hereof) of the Company’s request to do so, such Party hereby grants to a stockholder designated by the Board of Directors of the Company a proxy coupled with an interest in all Investor Shares and Founder Shares owned by such Party, which proxy shall be irrevocable until this Agreement terminates pursuant to its

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terms or this Section 9 is amended to remove such grant of proxy in accordance with Section 16 hereof, to vote all such Investor Shares and Founder Shares in the manner provided in Sections 2 and 3 hereof.

10. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any other Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

11. Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates issued after the date hereof evidencing the shares of Investor Shares and Founder Shares to bear the legend required by Section 6 hereof, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of Investor Shares and Founder Shares to bear the legend required by Section 6 hereof and/or failure of the Company to supply, free of charge, a copy of this Agreement, as provided under this Section 11, shall not affect the validity or enforcement of this Agreement.

12. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

13. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 13).

14. Term. This Agreement shall terminate and be of no further force or effect upon (a) the consummation of the Company’s sale of its Common Stock or other securities pursuant to a registration statement under the Securities Act of 1933, as amended (other than a registration statement relating either to sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a SEC Rule 145 transaction), resulting in the automatic conversion of the Preferred Stock of the Company into Common Stock pursuant to the Restated Certificate or (b) the consummation of a Liquidation Event, as that term is defined in the Restated Certificate , other than a Liquidation Event that results from a sale, transfer, exclusive license or other disposition of all or substantially all of the Company’s assets where the separate existence of the Company continues.

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15. Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

16. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the holders of a majority of the then outstanding voting securities held by the Founders who are then providing services to the Company as an employee or consultant and (iii) the holders of at least fifty-five percent (55%) of the then outstanding voting securities held by the Investors. Notwithstanding the foregoing, (a) the provisions of Section 3(b)(i) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of KPCB, (b) the provisions of Section 3(b)(ii) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of CRV and (c) the provisions of Section 3(b)(iii) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Index. Any amendment or waiver so effected shall be binding upon all the Parties hereto.

17. Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 6.

18. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19. Binding Effect. In addition to any restriction on transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors, transferees and assigns and to such additional individuals or entities that may become stockholders of the Company and that desire to become Parties hereto; provided that for any such transfer to be deemed effective, the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by a transferee reasonably acceptable to the Company, such transferee shall be deemed to be a Party hereto as if such transferee’s signature appeared on the signature pages hereto. By its execution hereof or any Adoption Agreement, each of the Parties hereto appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

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20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereof.

21. Entire Agreement. This Agreement is intended to be the sole agreement of the Parties as it relates to the subject matter hereof and supersede all other agreements of the Parties relating to the subject matter hereof. The Prior Agreement is hereby amended and restated in its entirety and shall be of no further force or effect.

22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

23. Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

24. Arbitration. The Company and the other parties hereto agree first to negotiate in good faith to resolve any disputes arising out of or relating to or affecting the subject matter of this Agreement. Any dispute arising out of or relating to or affecting the subject matter of this Agreement not resolved by negotiation shall be settled by binding arbitration in Santa Clara County, California before the Judicial Arbitration and Mediation Services, Inc. (“JAMS”) under the JAMS Rules of Practice and Procedure. The arbitrator shall be a former judge of a court of California. Discovery and other procedural matters shall be governed as though the proceeding were an arbitration. Any judgment upon the award may be confirmed and entered in any court having jurisdiction thereof. The arbitrator shall be required to, in all determinations, apply Delaware law without regard to its conflicts of law provisions. Notwithstanding the foregoing, the arbitrator shall apply the substantive law of the state of incorporation of the Company, where applicable or where indicated by the terms of this Agreement. The arbitrator is afforded the jurisdiction to order any provisional remedies, including, without limitation, injunctive relief. The arbitrator may award the prevailing party the costs of arbitration, including reasonable attorneys’ fees and expenses. The arbitrator’s award shall be in writing and shall state the reasons for the award. The Company and the other parties hereto stipulate that a JAMS employee may be appointed as a judge pro tempore of the Superior Court of Santa Clara County if required to carry out the terms of this provision. Arbitration shall be the sole and exclusive means to resolve any dispute.

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IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Voting Agreement as of the date first above written.

RPX CORPORATION

	By:	/s/ John Amster
	Name:	John Amster
	Title:	Co-Chief Executive Officer

Address:	3 Embarcadero Center, Suite 2310 San Francisco, CA 94111

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

INVESTORS:

INDEX VENTURES GROWTH I (JERSEY), L.P

By: its Managing General Partner:
Index Venture Growth Associates I Limited

	By:	/s/ Nigel Greenwood
Ian Henderson and/or Nigel Greenwood
		Director	Director

INDEX VENTURES GROWTH I PARALLEL ENTREPRENEUR FUND (JERSEY), L.P

By: its Managing General Partner:
Index Venture Growth Associates I Limited

	By:	/s/ Nigel Greenwood
Ian Henderson and/or Nigel Greenwood
		Director	Director

Address:	Index Venture Growth Associates I Limited
No 1 Seaton Place
St Helier
Jersey JE4 8YJ
Channel Islands
Attention: Nicky Barthorp

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:
INDEX VENTURES IV (JERSEY), L.P

By: its Managing General Partner:
Index Venture Associates IV Limited

	By:	/s/ Jane M. Pearce
		Paul Willing	and/or	Jane Pearce
		Director		Director

INDEX VENTURES IV PARALLEL ENTREPRENEUR FUND (JERSEY), L.P

By: its Managing General Partner:
Index Venture Associates IV Limited

	By:	/s/ Jane M. Pearce
		Paul Willing	and/or	Jane Pearce
		Director		Director

Address:	Index Venture Associates IV Limited
Whiteley Chambers
Don Street
St Helier
Jersey JE4 9WG
Channel Islands
Attention: Giles Johnstone-Scott

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

YUCCA PARTNERS LP JERSEY BRANCH

By: Ogier Employee Benefit Services Limited as Authorised Signatory of Yucca Partners LP Jersey Branch in its capacity as administrator of the Index Co-Investment Scheme,

	By:	/s/ Peter Le Breton
Authorized Signatory

Address:

Ogier Employee Benefit Services Limited Whiteley Chambers

Don Street

St Helier

Jersey JE4 9WG

Channel Islands

Facsimile +44 (0) 1534 504444

Attention: Peter Le Breton

With copies to:

Index Venture Management S.A.

2 rue de Jargonnant

1207 Geneva

Switzerland

Fax: +41 22 737 0099

Attention: André Dubois

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

CHARLES RIVER PARTNERSHIP XIII, LP
By: Charles River XIII GP, LP
Its General Partner

	By:	Charles River XIII GP, LLC
Its General Partner

	By:	/s/ Izhar Armony
Izhar Armony
Authorized Manager

CHARLES RIVER FRIENDS XIII-A, LP
By: Charles River XIII GP, LLC
Its General Partner

	By:	/s/ Izhar Armony
Izhar Armony
Authorized Manager

Address:	1000 Winter Street, Suite 3300
Waltham, MA 02451
with a copy to: Lisa Haines

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

KPCB HOLDINGS, INC., AS NOMINEE

	By:	/s/ Eric Keller
		Name:	Eric Keller
		Its:	President

Address:	2750 Sand Hill Road
Menlo Park, CA 94025

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

G&H PARTNERS

By:	/s/ Jonathan Gleason

Name:	Jonathan Gleason

Title:	Portfolio Administrator

Address:	1200 Seaport Blvd.
Redwood City, CA 94063

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THE JOHN S WADSWORTH JR REV TR AGREEMENT DTD 12/3/01

	By:	/s/ John S. Wadsworth

	Name:	John S Wadsworth, Jr. as Trustee

Address:	c/o Scott Jacobs
555 California Street, Suite 2200, 14th Floor
San Francisco, CA 94104

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

STEVEN L. FINGERHOOD IRA ROLLOVER

	By:	/s/ Steven L. Fingerhood
	Name:	Steven L. Fingerhood
	Title:	Authorized Signatory

Address:	Steven L. Fingerhood IRA Rollover
JPMCC Custodian
One Ferry Building, Suite 255
San Francisco, CA 94111

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTOR:

SLF PARTNERS ’10, LLC

	By:	/s/ Steven L. Fingerhood
	Name:	Steven L. Fingerhood
	Title:	Manager

Address:	One Ferry Building, Suite 255
San Francisco, CA 94111
Attention: Steven L. Fingerhood

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

FOUNDERS:

JOHN AMSTER

By:	/s/ John Amster
[Address]

GEOFFREY T. BARKER

By:	/s/ Geoffrey T. Barker
[Address]

ERAN ZUR

By:	/s/ Eran Zur
[Address]

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

SCHEDULE A

Investors

Charles River Partnership XIII, LP

Charles River Friends XIII-A, LP

KPCB Holdings, Inc.

The John S Wadsworth Jr Rev Tr Agreement Dtd 12/3/01

G&H Partners

Index Ventures Growth I (Jersey), L.P.

Index Ventures Growth I Parallel Entrepreneur Fund (Jersey), L.P.

Index Ventures IV (Jersey), L.P.

Index Ventures IV Parallel Entrepreneur Fund (Jersey), L.P.

Yucca Partners LP Jersey Branch

Steven Fingerhood

SLF Partners ’10, LLC

SCHEDULE B

Founders

John Amster

Geoffrey T. Barker

Eran Zur

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Amended and Restated Voting Agreement dated as of July 15, 2009 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

(a) Acknowledgment. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”), subject to the terms and conditions of the Agreement.

(b) Agreement. Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a Party thereto.

(c) Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

EXECUTED AND DATED this      day of         , 20    .

TRANSFEREE:
By:
Name and Title

Address:
Fax:

Accepted and Agreed:

RPX CORPORATION

By:
Name:
Title: